Morgan Creek Tactical Allocation Fund
a series of Morgan Creek Series Trust
Supplement dated March 6, 2017
to the Prospectus (“Prospectus”)
dated July 29, 2016

On March 3, 2017, the Board of Trustees of the Morgan Creek Series Trust (the “Trust”) approved a plan of dissolution, liquidation and termination (the “Liquidation Plan”) of the Morgan Creek Tactical Allocation Fund (the “Fund”), a series of the Trust.  As a result, effective March 6, 2017, the Fund will be closed to purchases for new and existing shareholders.  Additionally, the Liquidation Plan will be implemented to liquidate the assets of the Fund and to cease the Fund’s operations after the proceeds are paid to the remaining shareholders.  The liquidation of the Fund is expected to occur on or about March 24, 2017 (the “Liquidation Date”).  Any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed on the Liquidation Data and the proceeds sent to the applicable shareholders.

Please retain this Supplement for future reference.